Exhibit 99.1
ADVANCED DRAINAGE SYSTEMS ANNOUNCES ACQUISITION OF ADVANCED WASTEWATER TREATMENT LEADER ORENCO SYSTEMS, INC.
•Enhances ADS’ position as a leader in water management solutions
•Expands offering and footprint in the highly attractive advanced wastewater treatment industry
•Aligns with core growth strategies and commitment to innovation
HILLIARD, Ohio – (August 20, 2024) – Advanced Drainage Systems, Inc. (NYSE: WMS) (“ADS” or the “Company”), a leading provider of innovative water management solutions in the stormwater and onsite septic wastewater industries, today announced the signing of a definitive agreement pursuant to which the Company’s wholly-owned subsidiary, Infiltrator Water Technologies (“Infiltrator”), will acquire Orenco Systems, Inc. (“Orenco”), a leading manufacturer of advanced onsite septic wastewater treatment products serving residential and non-residential end markets. The parties expect the transaction to close in the Company’s third quarter of fiscal 2025, subject to customary closing conditions.
“Orenco accelerates the Company’s growth in the advanced wastewater treatment space, opening up new opportunities in a highly fragmented and fast-growing segment of onsite septic wastewater,” said Scott Barbour, President and Chief Executive Officer. “This acquisition is a great strategic fit for the Infiltrator business. The enhanced portfolio of complementary solutions combined with the broader sales force, geographic reach and distribution footprint will drive further penetration in this attractive segment. We look forward to working with the Orenco team to continue building on both companies’ strengths to deliver exceptional products and services to customers.”
Combination Benefits
•Leadership – This transaction establishes a premier provider of residential and non-residential advanced wastewater treatment systems and expands sales in a fragmented segment driven by regulatory tailwinds.
•Innovation – By bringing together two industry leaders, there is significant opportunity to accelerate engineering and product development in an evolving market.
•Synergies – Collaboration on operational excellence will produce a scalable opportunity for efficiency, with an Infiltrator team that has a proven track record of margin expansion.
•Scale – The combined sales and engineering teams of Infiltrator and Orenco, as well as the combined operational footprint and distribution network, provide enhanced scale to further penetrate a growing segment.
•Environmental Stewardship – This transaction brings together two companies committed to creating innovative water management solutions that preserve water, the world’s most precious resource, with a shared commitment to safety, operational excellence and sustainability.
Transaction Details
Jefferies LLC acted as the exclusive financial advisor and Squire Patton Boggs LLP acted as legal advisor to ADS. Raymond James acted as financial advisor and Klehr Harrison Harvey Branzburg LLP acted as legal advisor to Orenco.
About Advanced Drainage Systems
Advanced Drainage Systems is a leading manufacturer of innovative stormwater and onsite septic wastewater solutions that manages the world’s most precious resource: water. ADS and its subsidiary, Infiltrator Water Technologies, provide superior stormwater drainage and onsite septic wastewater products used in a wide variety of markets and applications including commercial, residential, infrastructure and agriculture, while delivering unparalleled customer service. ADS manages the industry’s largest company-owned fleet, an expansive sales team, and a vast manufacturing network of approximately 70 manufacturing plants and 40 distribution centers. The Company is one of the largest plastic recycling companies in North America, ensuring over half a billion pounds of plastic is kept out of landfills every year. Founded in 1966, ADS’ water management solutions are designed to last for decades. To learn more, visit the Company’s website at www.adspipe.com.
About Orenco
Orenco is a leading manufacturer of advanced wastewater treatment products serving residential, commercial and municipal end markets. Since 1981, Orenco Systems, Inc. has designed and manufactured innovative onsite and decentralized wastewater collection and treatment technologies. Orenco solutions include community collection systems, advanced treatment systems, watertight fiberglass tanks, and in-tank pumping and filtration systems. Orenco also manufactures OEM controls, as well as state-of-the-art fiberglass buildings, tanks, and enclosures.
Forward Looking Statements
Certain statements in this press release may be deemed to be forward-looking statements. These statements are not historical facts but rather are based on the Company’s current expectations, estimates and projections regarding the Company’s business, operations and other factors relating thereto. Words such as “may,” “will,” “could,” “would,” “should,” “anticipate,” “predict,” “potential,”

Exhibit 99.1
“continue,” “expects,” “intends,” “plans,” “projects,” “believes,” “estimates,” “confident” and similar expressions are used to identify these forward-looking statements. Factors that could cause actual results to differ from those reflected in forward-looking statements relating to our operations and business include: fluctuations in the price and availability of resins and other raw materials and our ability to pass any increased costs of raw materials on to our customers in a timely manner; disruption or volatility in general business and economic conditions in the markets in which we operate; cyclicality and seasonality of the non-residential and residential construction markets and infrastructure spending; the risks of increasing competition in our existing and future markets; uncertainties surrounding the integration and realization of anticipated benefits of acquisitions; the effect of weather or seasonality; the loss of any of our significant customers; the risks of doing business internationally; the risks of conducting a portion of our operations through joint ventures; our ability to expand into new geographic or product markets; the risk associated with manufacturing processes; the effect of global climate change; our ability to protect against cybersecurity incidents and disruptions or failures of our IT systems; our ability to assess and monitor the effects of artificial intelligence, machine learning, and robotics on our business and operations; our ability to manage our supply purchasing and customer credit policies; our ability to control labor costs and to attract, train and retain highly qualified employees and key personnel; our ability to protect our intellectual property rights; changes in laws and regulations, including environmental laws and regulations; our ability to appropriately address any environmental, social or governance concerns that may arise from our activities; the risks associated with our current levels of indebtedness, including borrowings under our existing credit agreement and outstanding indebtedness under our existing senior notes; and other risks and uncertainties described in the Company’s filings with the SEC. New risks and uncertainties emerge from time to time and it is not possible for the Company to predict all risks and uncertainties that could have an impact on the forward-looking statements contained in this press release. In light of the significant uncertainties inherent in the forward-looking information included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the Company’s expectations, objectives or plans will be achieved in the timeframe anticipated or at all. Investors are cautioned not to place undue reliance on the Company’s forward-looking statements and the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.
For more information, please contact:
Michael Higgins
VP, Corporate Strategy & Investor Relations
(614) 658-0050
Michael.Higgins@adspipe.com